Rule 497(e)

File Nos. 333-145333 and 811-22105

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated May 29, 2008

To the Prospectus dated May 1, 2008

Effective immediately, the PIMCO VIT High Yield Fund, the PIMCO VIT Low Duration Bond Fund and PIMCO VIT Real Return Fund (the “Applicable Funds”) may invest up to 10% of their respective total assets in preferred stocks.

Accordingly, the following sentence is added to the end of the last paragraph in the “Investment Options and Funds” section of each of the Applicable Funds’ descriptions beginning on page 23 of the Prospectus:

“The Fund may also invest up to 10% of its total assets in preferred stocks.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.